AMENDMENT TO ADVISORY AGREEMENT



        THIS AMENDMENT TO ADVISORY AGREEMENT (the "Amendment") relates to a certain Advisory Agreement dated June 16, 1994, between EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation, and STRATEGICA GROUP, INC., a Florida corporation (the "Advisory Agreement").

        The reference to "Two hundred thousand (200,000) warrants" in the first sentence of Section 4.03 of the Advisory Agreement is hereby changed to "Four hundred thousand (400,000) warrants."

        Except as amended hereby, the terms and conditions of the Loan Agreement shall remain the same and in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been executed as of this 4th day of April, 1995.


                                             EVANS ENVIRONMENTAL CORPORATION,
                                             a Colorado corporation


                                             By:/S/ SCOTT E. SALPETER
                                                ---------------------
                                                Scott E. Salpeter,
                                                Vice President


                                             STRATEGICA CAPITAL CORPORATION,
                                             a Delaware corporation,
                                             Successor by Merger to
                                             STRATEGICA GROUP, INC.,
                                             a Florida corporation


                                             By:______________________________
                                             Steven R. Cook,
                                             Executive Vice President

                        AMENDMENT TO ADVISORY AGREEMENT


        THIS AMENDMENT TO ADVISORY AGREEMENT (the "Amendment") relates to a certain Advisory Agreement dated June 16, 1994, between EVANS ENVIRONMENTAL CORPORATION, a Colorado corporation, and STRATEGICA GROUP, INC., a Florida corporation (the "Advisory Agreement").

        The reference to "Two hundred thousand (200,000) warrants" in the first sentence of Section 4.03 of the Advisory Agreement hereby changed to "Four hundred thousand (400,000) warrants."

        Except as amended hereby, the terms and conditions of the Loan Agreement shall remain the same and in full force and effect.

        IN WITNESS WHEREOF, this Amendment has been executed as of this 4th day of April, 1995.



                                                EVANS ENVIRONMENTAL CORPORATION
                                                a Colorado corporation


                                                By:_____________________________
                                                Scott E. Salpeter
                                                Vice President


                                                STRATEGICA CAPITAL CORPORATION,
                                                a Delaware corporation,
                                                Successor by Merger to
                                                STRATEGICA GROUP, INC.,
                                                a Florida corporation


                                               By:/S/ STEVEN R. COOK
                                                  ------------------
                                               Steven R. Cook,
                                               Executive vice President